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                                                                EXHIBIT A




                               THIRD AMENDMENT TO
                       THE REYNOLDS AND REYNOLDS COMPANY
                              401(K) SAVINGS PLAN
                         (JANUARY 1, 1994 RESTATEMENT)
                         -----------------------------


       The Reynolds and Reynolds Company hereby amends The Reynolds and Reynolds

Company 401(k) Savings Plan (January 1, 1994 Restatement) (the "Plan") as

follows:

       Effective as of July 1, 1995, the definition of "Enrollment Date" in

Section 1.1 of the Plan is amended by adding as a new sentence at the end thereof the following:

         Notwithstanding the foregoing, with respect to persons who were employees of The Nickelsen Group on June 30, 1995 and became Employees on July 1, 1995, July 1, 1995 shall be an Enrollment Date.

                             *        *        *

                          IN WITNESS WHEREOF, The Reynolds and Reynolds Company

has caused this Amendment to be executed by its duly authorized officer on this

____ day of __________________, 1995.

ATTEST:                                     THE REYNOLDS AND REYNOLDS COMPANY


_______________________                     By:______________________________
                                               Title:






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